THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is entered into as of the 20th day of June, 2000 between Rosemary Street Productions, LLC ("Assignor") and Overseas Filmgroup, Inc. ("Assignee").

          WHEREAS, Assignor and Assignee are parties to a Securities Purchase Agreement dated May 3, 2000 ("Purchase Agreement"), pursuant to which Assignor has agreed, among other things, to purchase the Securities from the Assignee (capitalized terms not otherwise identified herein shall have the meaning assigned to them in the Purchase Agreement); and

          WHEREAS, Assignor desires to assign its rights and obligations under the Assigned Contracts to Assignee, which desires to assume such obligations.

          IT IS AGREED:

          1. Assignment. Assignor hereby assigns to Assignee all of its right, title and interest in and to and obligations under the Assigned Contracts.

          2. Assumption. Assignee hereby assumes such rights and agrees to pay, satisfy and perform all of the obligations of Assignor pursuant to the Assigned Contracts.

          3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

          IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

                                    ROSEMARY STREET PRODUCTIONS, LLC


                                        /s/ Christopher Cooney
                                    By:______________________________________
                                       Name:   Christopher Cooney
                                       Title:  President


                                    OVERSEAS FILMGROUP, INC.


                                        /s/ William Lischak
                                    By:_______________________________________
                                       Name:  William Lischak
                                       Title: Chief Operating Officer, Chief
                                              Financial Officer and Secretary